WARRANT

                                                                       EXHIBIT C
                                NON-TRANSFERRABLE

                   COMMON STOCK PURCHASE WARRANT CERTIFICATE
             FOR PURCHASE OF SHARES OF CLASS "A" COMMON STOCK OF
               INFORMATION MANAGEMENT TECHNOLOGIES CORPORATION

THIS WARRANT AND ANY SHARES OF CLASS "A" COMMON STOCK ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (THE "ACT") SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO OR (2) RECEIPT BY THE ISSUER OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER NOR IS IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS.

               VOID AFTER THE EXPIRATION DATE REFERRED TO HEREIN

      FOR VALUE RECEIVED, this certifies that ____________________ or registered assignee (the "Registered Holder"), is the owner of the number of Class "A" Common Stock Purchase Warrants ("Warrants") specified above. Each Warrant initially entitles the Registered Holder to purchase, subject to the terms and conditions set forth in this Certificate and the Subscription Agreement (as hereinafter defined), one (1) fully paid and non-assessable share of Common Stock, $.04 par value ("Common Stock"), of Information Management Technologies Corporation, a Delaware corporation (the "Company"), at any time after a registration of the shares of Common Stock into which this Warrant is exercisable (the "Warrant Shares") is declared effective and prior to the Expiration Date (as hereinafter defined), upon the presentation and surrender of this Warrant Certificate with the Subscription Form duly executed, at the corporate office of the Company at 130 Cedar Street, New York, New York, accompanied by payment as follows: The exercise price per share will be equal to forty percent (40%) of the five (5) day average closing price prior to exercise, and will be payable in lawful money of the United States of America, in cash or by official bank or certified check, made payable to Information Management Technologies Corporation.

      This Warrant Certificate, and each Warrant represented hereby, are issued pursuant to and are subject, in all respects, to the terms and conditions set forth in the Private Placement Term Sheet and Exhibits dated February 27, 1997 (the "Offering Document"). The Warrant Holder acknowledges that, in the event any term or condition of the within Warrant is not consistent with Offering Documents, then in that event, the Offering Documents will be governing.

      Each Warrant represented hereby is exercisable at the option of the Registered Holder or assignee subject to the following terms and conditions. No fractional shares of Common Stock will be issued upon exercise. No Warrant can be exercised by a Registered Holder prior to an effective registration of the Warrant Shares. Upon an effective registration of the Warrant Shares, a Registered Holder may exercise his Warrants into 10% of the Warrant Shares subject thereto in any given month on a cumulative basis so that 100% of the Warrants may be exercised in the tenth month. In the case of the exercise of less than all the Warrants represented hereby, the Company shall cancel this Warrant Certificate upon the surrender hereof, and shall execute and deliver a new Warrant Certificate or Warrant Certificates of like tenor, which the Warrant Agent shall countersign, for the balance of such Warrants.

      Each Warrant represented hereby is redeemable by the Company at any time at $0.40 per Warrant without penalty to the Company.

      The term "Expiration Date" shall mean 5:00 P.M. (Eastern Standard Time) three (3) years from the effective date for a registration for the Warrant Shares. If such date shall, in the State of New York, be a holiday or a day on which the banks are authorized to close, then


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the Expiration Date shall mean 5:00 P.M. (Eastern Standard Time) the next following day which, in the State of New York, is not a holiday or a day on which banks are authorized to close. The Company may, at its election, extend the Expiration Date.

      This Warrant Certificate is exchangeable upon the surrender hereof by the Registered Holder at the corporate office of the Company for a new Warrant Certificate or Warrant Certificates of like tenor representing an equal aggregate number of Warrants, each of such new Warrant Certificate to represent such number of Warrants as shall be designated by such Registered Holder at the time of such surrender. Upon due presentment with any tax or other governmental charge imposed in connection therewith, for registration of transfer of this Warrant Certificate at such office, a new Warrant Certificate or Warrant Certificates, representing an equal aggregate number of Warrants, will be issued to the transferee in exchange therefor, subject to the limitations provided in the Warrant Agreement.

      Prior to the exercise of any Warrant represented hereby, the Registered Holder shall not be entitled to any rights of a stockholder of the Company including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided in the Offering Documents.

      The Holder of said Warrant understands and agrees that, in order to exercise said Warrant, payments in U.S. dollars, as stated herein, for the exercise price of each Warrant Share must be made at the Company's offices, and that the Warrant herein expires three (3) years from the effective date for a registration for the Warrant Shares.

      Prior to due presentment for registration of transfer hereof, the Company may deem and treat the Registered Holder as the absolute owner hereof, and of each Warrant represented hereby (notwithstanding any notations of ownership or writing hereon made by anyone other than a duly authorized officer of the Company) for all purposes, and shall not be affected by any notice to the contrary.

      The within Warrant has been authorized by the Board of Directors of the Company.

      The Company will grant a one-time cost-free piggyback registration right to the Holder and will use its best efforts to prepare and file a registration statement for the underlying shares of Class "A" Common Stock within six months (180 days) from the issuance of the Warrant.

      This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New York.

      IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, manually or in facsimile by two of its officers thereunto duly authorized and a facsimile of its corporate seal to be imprinted hereon.

Dated:    New York, New York
          February   , 1997

                                          INFORMATION MANAGEMENT
                                          TECHNOLOGIES CORPORATION
Attest:


                                          By:
--------------------------------              ---------------------------
                                              Joseph Gitto, President

AGREED TO:


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